SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) February 27, 2004








                              PUBLIC STORAGE, INC.
             (Exact name of registrant as specified in its charter)



         California                     1-8389                  95-3551121
         ----------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     Of Incorporation)                                    Identification Number)


               701 Western Avenue, Glendale, California 91201-2397 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080





                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure


         On February 27, 2004, Marvin M. Lotz resigned as a director and Senior Vice President of the Company to pursue other business activities. Mr. Lotz's last day of employment with the Company will be March 8, 2004. Prior to his resignation, Mr. Lotz had responsibility for the Company's acquisitions and developments.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PUBLIC STORAGE, INC.


Dated: March 3, 2004


                                                       By: /s/ Harvey Lenkin
                                                           -----------------
                                                           Harvey Lenkin
                                                           President